Stock Transactions and Stock-Based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Share-based Compensation [Abstract]
Stock Transactions and Stock-Based Compensation
STOCK TRANSACTIONS AND STOCK-BASED COMPENSATION
Neither the Company nor any “affiliated purchaser” repurchased any shares of Company common stock during the three-month period ended March 31, 2017. On July 16, 2013, the Company’s Board of Directors approved a repurchase program (the “Repurchase Program”) authorizing the repurchase of up to 20 million shares of the Company’s common stock from time to time on the open market or in privately negotiated transactions. As of March 31, 2017, 20 million shares remained available for repurchase pursuant to the Repurchase Program.
For a full description of the Company’s stock-based compensation programs, reference is made to Note 17 of the Company’s financial statements as of and for the year ended December 31, 2016 included in the Company’s 2016 Annual Report on Form 10-K. As of March 31, 2017, approximately 23 million shares of the Company’s common stock were reserved for issuance under the 2007 Stock Incentive Plan, as adjusted pursuant to the anti-dilution provisions of the plan to account for the Separation.
The following summarizes the components of the Company’s stock-based compensation expense ($ in millions):

	Three-Month Period Ended
	March 31, 2017	April 1, 2016
Restricted stock units (“RSUs”)/performance stock units (“PSUs”):
Pretax compensation expense	$21.6	$19.9
Income tax benefit	(6.7)	(5.7)
RSU/PSU expense, net of income taxes	14.9	14.2
Stock options:
Pretax compensation expense	12.0	9.7
Income tax benefit	(3.8)	(3.0)
Stock option expense, net of income taxes	8.2	6.7
Total stock-based compensation:
Pretax compensation expense	33.6	29.6
Income tax benefit	(10.5)	(8.7)
Total stock-based compensation expense, net of income taxes	$23.1	$20.9

Stock-based compensation has been recognized as a component of selling, general and administrative expenses in the accompanying Consolidated Condensed Statements of Earnings. As of March 31, 2017, $208 million of total unrecognized compensation cost related to RSUs/PSUs is expected to be recognized over a weighted average period of approximately three years. As of March 31, 2017, $159 million of total unrecognized compensation cost related to stock options is expected to be recognized over a weighted average period of approximately three years. Future compensation amounts will be adjusted for any changes in estimated forfeitures.
The Company realized a tax benefit of $38 million in the three-month period ended March 31, 2017, related to the exercise of employee stock options and vesting of RSUs. As a result of the adoption of ASU 2016-09, Compensation—Stock Compensation, the excess tax benefit of $26 million has been recorded as a reduction to the current income tax provision and is reflected as an operating cash inflow in the accompanying Consolidated Condensed Statements of Cash Flows. Prior to the adoption of ASU 2016-09, the excess tax benefit was recorded as an increase to additional paid-in capital and was reflected as a financing cash flow.

STOCK TRANSACTIONS AND STOCK-BASED COMPENSATION
On July 16, 2013, the Company’s Board of Directors approved a repurchase program (the “Repurchase Program”) authorizing the repurchase of up to 20 million shares of the Company’s common stock from time to time on the open market or in privately negotiated transactions. There is no expiration date for the Repurchase Program, and the timing and amount of any shares repurchased under the program will be determined by the Company’s management based on its evaluation of market conditions and other factors. The Repurchase Program may be suspended or discontinued at any time. Any repurchased shares will be available for use in connection with the Company’s equity compensation plans (or any successor plan) and for other corporate purposes. As of December 31, 2016, 20 million shares remained available for repurchase pursuant to the Repurchase Program. The Company expects to fund any future stock repurchases using the Company’s available cash balances or proceeds from the issuance of debt.
Except in connection with the disposition of the Company’s communications business to NetScout in 2015, neither the Company nor any “affiliated purchaser” repurchased any shares of Company common stock during 2016, 2015 or 2014. Refer to Note 3 for discussion of the 26 million shares of Danaher common stock tendered to and repurchased by the Company in connection with the disposition of the Company’s communications business to NetScout.
Stock options have been issued to directors, officers and other employees under the Company’s 1998 Stock Option Plan and 2007 Stock Incentive Plan and RSUs and PSUs have been issued under the 2007 Stock Incentive Plan. In addition, in connection with the 2007 Tektronix acquisition, the 2015 Pall Acquisition and the 2016 Cepheid Acquisition, the Company assumed certain outstanding stock options and RSUs, as applicable, that had been awarded under the stock compensation plans of the respective, acquired businesses. These plans (the “Assumed Plans”) operate in a similar manner to the Company’s 2007 Stock Incentive Plan and 1998 Stock Option Plan, and no further equity awards will be issued under 1998 Stock Option Plan or any of the Assumed Plans. The 2007 Stock Incentive Plan provides for the grant of stock options, stock appreciation rights, RSUs, restricted stock, PSUs or any other stock-based award. A total of approximately 76 million shares of Danaher common stock have been authorized for issuance under the 2007 Stock Incentive Plan, of which no more than 23 million shares may be granted in any form other than stock options or stock appreciation rights. As of December 31, 2016, approximately 27 million shares of the Company’s common stock remain available for issuance under the 2007 Stock Incentive Plan. In addition, the Company may grant up to 6 million shares of Danaher common stock under the 2007 Stock Incentive Plan based on the shares that were available for grant under Pall’s shareholder-approved stock compensation plan at the time the Company acquired Pall.
Stock options granted under the 2007 Stock Incentive Plan and the 1998 Stock Option Plan generally vest pro rata over a five-year period and terminate 10 years from the grant date, though the specific terms of each grant are determined by the Compensation Committee of the Company’s Board (the “Compensation Committee”). The Company’s executive officers and certain other employees have been awarded options with different vesting criteria, and options granted to outside directors are fully vested as of the grant date. Option exercise prices for options granted by the Company under these plans equal the closing price of the Company’s common stock on the NYSE on the date of grant. Option exercise prices for any options outstanding under the Assumed Plans were based on the closing price of the applicable acquired company’s common stock on the date of grant. In connection with the Company’s assumption of these options, the number of shares underlying each option and exercise price of each option were adjusted to reflect the substitution of the Company’s stock for the stock of the applicable acquired company.
RSUs issued under the 2007 Stock Incentive Plan provide for the issuance of a share of the Company’s common stock at no cost to the holder. The RSUs that have been granted to employees under the 2007 Stock Incentive Plan generally provide for time-based vesting over a five-year period, although executive officers and certain other employees have been awarded RSUs with different time-based vesting criteria, and RSUs granted to members of the Company’s senior management are also subject to performance-based vesting criteria. The RSUs that have been granted to directors under the 2007 Stock Incentive Plan vest on the earlier of the first anniversary of the grant date or the date of, and immediately prior to, the next annual meeting of the Company’s shareholders following the grant date, but the underlying shares are not issued until the earlier of the director’s death or the first day of the seventh month following the director’s retirement from the Board. Prior to vesting, RSUs granted under the 2007 Stock Incentive Plan do not have dividend equivalent rights, do not have voting rights and the shares underlying the RSUs are not considered issued and outstanding. With respect to outstanding RSUs granted under the Assumed Plans, in connection with the Company’s assumption of these RSUs the number of shares underlying each RSU were adjusted to reflect the substitution of the Company’s stock for the stock of the applicable acquired company, and certain of these RSUs have dividend equivalent rights.
In 2015, the Company introduced into its executive officer equity compensation program PSUs that vest based on the Company’s total shareholder return ranking relative to the S&P 500 Index over a three-year performance period and are subject to an additional two-year holding period. In 2016 and 2015 one-half of the annual equity awards granted to the Company’s executive officers were granted as stock options, one-quarter were granted as RSUs and one-quarter were granted as PSUs. The PSUs were issued under the Company’s 2007 Stock Incentive Plan.
In connection with the Fortive Separation and pursuant to the anti-dilution provisions of the 2007 Stock Incentive Plan, the Company made certain adjustments to the exercise price and the number of shares underlying stock-based compensation awards with the intention of preserving the intrinsic value of the awards prior to the Separation. Accordingly, the number of shares underlying each stock-based award outstanding as of the date of the Separation was multiplied by a factor of 1.32 and the related exercise price for stock options was divided by a factor of 1.32 which resulted in no increase in the intrinsic value of awards outstanding. The stock-based compensation awards continue to vest over their original vesting period. These adjustments to the Company’s stock-based compensation awards did not result in additional compensation expense. Stock-based compensation awards that were held by employees who transferred to Fortive in connection with the Separation were canceled and replaced by awards issued by Fortive.
In connection with the NetScout transaction discussed in Note 3, the Company agreed to: (i) allow stock options held by employees of the Company’s communications business that were scheduled to vest between the closing date and August 4, 2015 to vest in accordance with their terms and remain exercisable for up to 90 days following such vesting date, and (ii) allow RSUs held by employees of the Company’s communications business that were scheduled to vest between the closing date and August 4, 2015 to vest in accordance with their terms. All other outstanding, unvested awards held by employees who transferred with the communications business were canceled and replaced by awards issued by NetScout. The related stock compensation expense for these awards in the year ended December 31, 2014 of $6 million has been included in the results of discontinued operations in the accompanying Consolidated Statement of Earnings.
The equity compensation awards granted by the Company generally vest only if the employee is employed by the Company (or in the case of directors, the director continues to serve on the Company Board) on the vesting date or in other limited circumstances. To cover the exercise of options and vesting of RSUs and PSUs, the Company generally issues new shares from its authorized but unissued share pool, although it may instead issue treasury shares in certain circumstances.
The Company accounts for stock-based compensation by measuring the cost of employee services received in exchange for all equity awards granted based on the fair value of the award as of the grant date. The Company recognizes the compensation expense over the requisite service period (which is generally the vesting period but may be shorter than the vesting period if the employee becomes retirement eligible before the end of the vesting period). The fair value for RSU awards was calculated using the closing price of the Company’s common stock on the date of grant, adjusted for the fact that RSUs (other than certain RSUs granted under the Assumed Plans) do not accrue dividends. The fair value of the PSU awards was calculated using a Monte Carlo pricing model. The fair value of the options granted was calculated using a Black-Scholes Merton option pricing model (“Black-Scholes”).
The following summarizes the assumptions used in the Black-Scholes model to value options granted during the years ended December 31:

	2016	2015	2014
Risk-free interest rate	1.2 – 1.8%	1.6 – 2.2%	1.7 – 2.4%
Weighted average volatility	24.3%	24.3%	22.4%
Dividend yield	0.6%	0.6%	0.5%
Expected years until exercise	5.5 – 8.0	5.5 – 8.0	5.5 – 8.0

The Black-Scholes model incorporates assumptions to value stock-based awards. The risk-free rate of interest for periods within the contractual life of the option is based on a zero-coupon U.S. government instrument whose maturity period equals or approximates the option’s expected term. Expected volatility is based on implied volatility from traded options on the Company’s stock and historical volatility of the Company’s stock. The dividend yield is calculated by dividing the Company’s annual dividend, based on the most recent quarterly dividend rate, by the closing stock price on the grant date. To estimate the option exercise timing used in the valuation model (which impacts the risk-free interest rate and the expected years until exercise), in addition to considering the vesting period and contractual term of the option, the Company analyzes and considers actual historical exercise experience for previously granted options. The Company stratifies its employee population into multiple groups for option valuation and attribution purposes based upon distinctive patterns of forfeiture rates and option holding periods, as indicated by the ranges set forth in the table above for the risk-free interest rate and the expected years until exercise.
The amount of stock-based compensation expense recognized during a period is also based on the portion of the awards that are ultimately expected to vest. The Company estimates pre-vesting forfeitures at the time of grant by analyzing historical data and revises those estimates in subsequent periods if actual forfeitures differ from those estimates. Ultimately, the total expense recognized over the vesting period will equal the fair value of awards that actually vest.
The following summarizes the components of the Company’s continuing operations stock-based compensation expense for the years ended December 31 ($ in millions):

	2016	2015	2014
RSUs/PSUs:
Pretax compensation expense	$85.9	$69.7	$52.1
Income tax benefit	(25.3)	(22.1)	(14.7)
RSU/PSU expense, net of income taxes	60.6	47.6	37.4
Stock options:
Pretax compensation expense	43.9	34.1	32.6
Income tax benefit	(13.6)	(10.7)	(9.4)
Stock option expense, net of income taxes	30.3	23.4	23.2
Total stock-based compensation:
Pretax compensation expense	129.8	103.8	84.7
Income tax benefit	(38.9)	(32.8)	(24.1)
Total stock-based compensation expense, net of income taxes	$90.9	$71.0	$60.6

Stock-based compensation has been recognized as a component of selling, general and administrative expenses in the accompanying Consolidated Statements of Earnings. As of December 31, 2016, $132 million of total unrecognized compensation cost related to RSUs/PSUs is expected to be recognized over a weighted average period of approximately two years. As of December 31, 2016, $113 million of total unrecognized compensation cost related to stock options is expected to be recognized over a weighted average period of approximately three years. Future compensation amounts will be adjusted for any changes in estimated forfeitures.
The following summarizes option activity under the Company’s stock plans (in millions, except weighted exercise price and number of years):

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding as of January 1, 2014 (a)	30.7	$32.48
Granted (a)	4.8	58.50
Exercised (a)	(4.5)	27.38
Cancelled/forfeited (a)	(1.0)	44.92
Outstanding as of December 31, 2014 (a)	30.0	37.01
Granted (a)	4.1	66.64
Exercised (a)	(7.8)	28.40
Cancelled/forfeited (a)	(1.4)	51.55
Outstanding as of December 31, 2015 (a)	24.9	43.75
Granted	5.7	67.52
Exercised	(5.3)	33.45
Cancelled/forfeited	(1.2)	73.21
Adjustment due to Fortive Separation (b)	(5.2)	50.44
Outstanding as of December 31, 2016	18.9	50.07	6	$522.4
Vested and expected to vest as of December 31, 2016 (c)	18.2	$49.62	6	$515.4
Vested as of December 31, 2016	8.8	$37.00	4	$358.6

(a)
The outstanding options as of December 31, 2015 and the option activity prior to December 31, 2015 (except those options canceled as part of the Separation as noted below) have been adjusted by a factor of 1.32, as noted above, due to the Separation.

(b)
The “Adjustment due to Fortive Separation” reflects the cancellation of options which were outstanding as of July 2, 2016 and held by Fortive employees, which have been converted to Fortive options as part of the Separation.

(c)	The “expected to vest” options are the net unvested options that remain after applying the forfeiture rate assumption to total unvested options.
The aggregate intrinsic value in the table above represents the total pretax intrinsic value (the difference between the Company’s closing stock price on the last trading day of 2016 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2016. The amount of aggregate intrinsic value will change based on the price of the Company’s common stock.
Options outstanding as of December 31, 2016 are summarized below (in millions, except price per share and number of years):

	Outstanding			Exercisable
Exercise Price	Shares	Average Exercise Price	Average Remaining Life (in years)	Shares	Average Exercise Price
$19.89 to $31.85	4.1	$26.52	2	4.1	$26.52
$31.86 to $43.95	3.4	38.88	5	2.7	38.59
$43.96 to $56.70	2.7	50.69	6	0.9	49.80
$56.71 to $65.95	6.3	63.79	8	0.7	60.12
$65.96 to $80.92	2.4	69.84	9	0.4	67.99

The aggregate intrinsic value of options exercised during the years ended December 31, 2016, 2015 and 2014 was $210 million, $313 million and $154 million, respectively. Exercise of options during the years ended December 31, 2016, 2015 and 2014 resulted in cash receipts of $161 million, $223 million, and $125 million, respectively. Upon exercise of the award by the employee, the Company derives a tax deduction measured by the excess of the market value over the grant price at the date of exercise. The Company realized a tax benefit of $61 million, $101 million, and $46 million in 2016, 2015 and 2014, respectively, related to the exercise of employee stock options. The net income tax benefit in excess of the expense recorded for financial reporting purposes (the “excess tax benefit”) has been recorded as an increase to additional paid-in capital and is reflected as a financing cash inflow in the accompanying Consolidated Statements of Cash Flows.
The following summarizes information on unvested RSU and PSU activity (in millions, except weighted average grant-date fair value):

	Number of RSUs/PSUs	Weighted Average Grant-Date Fair Value
Unvested as of January 1, 2014 (a)	6.5	$38.40
Granted (a)	2.0	54.42
Vested (a)	(1.9)	32.15
Forfeited (a)	(0.5)	44.48
Unvested as of December 31, 2014 (a)	6.1	45.18
Granted (a)	2.9	65.66
Vested (a)	(2.1)	45.00
Forfeited (a)	(0.8)	52.56
Unvested as of December 31, 2015 (a)	6.1	53.93
Granted	1.9	66.15
Vested	(1.8)	50.64
Adjustment due to Fortive Separation (b)	(1.2)	58.24
Forfeited	(0.5)	28.79
Unvested as of December 31, 2016	4.5	62.16

(a)
The unvested RSUs and PSUs as of December 31, 2015 and the RSU and PSU activity in the periods prior to December 31, 2015 (except those RSUs and PSUs canceled as part of the Separation as noted below) have been adjusted by a factor of 1.32, as noted above, due to the Separation.

(b)
The “Adjustment due to Fortive Separation” reflects the cancellation of RSUs and PSUs which were outstanding as of July 2, 2016 and held by Fortive employees which have been converted to Fortive RSUs and PSUs as part of the Separation.

The Company realized a tax benefit of $38 million, $46 million and $36 million in the years ended December 31, 2016, 2015 and 2014, respectively, related to the vesting of RSUs. The excess tax benefit attributable to RSUs has been recorded as an increase to additional paid-in capital and is reflected as a financing cash inflow in the accompanying Consolidated Statements of Cash Flows.
In connection with the exercise of certain stock options and the vesting of RSUs previously issued by the Company, a number of shares sufficient to fund statutory minimum tax withholding requirements has been withheld from the total shares issued or released to the award holder (though under the terms of the applicable plan, the shares are considered to have been issued and are not added back to the pool of shares available for grant). During the year ended December 31, 2016, 668 thousand shares with an aggregate value of $48 million were withheld to satisfy the requirement. During the year ended December 31, 2015, 677 thousand shares with an aggregate value of $60 million were withheld to satisfy the requirement. The withholding is treated as a reduction in additional paid-in capital in the accompanying Consolidated Statements of Stockholders’ Equity.